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                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549

                             ____________________

                                   FORM  8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                        Securities Exchange Act of 1934

                             ____________________

      Date of Report (Date of earliest event reported): October 11, 1999


                             PENNACO ENERGY, INC.
            (Exact name of registrant as specified in its charter)



       Delaware                      00-24881                  88-0384598
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
    of incorporation)                                      Identification No.)


                               1050 17th Street
                                 Suite No. 700
                            Denver, Colorado 80265
             (Address of principal executive offices)  (Zip Code)



                                (303) 629-6700
             (Registrant's telephone number, including area code)


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Item 5.  Other Events

     On October 11, 1999, Pennaco Energy, Inc. issued a press release announcing that its net working interest gas production has increased to 21 MMcf per day from approximately 100 producing wells located in the South Gillette Area in Pennaco's Powder River Basin coal bed methane project in Wyoming. Pennaco's production has increased from the previously reported 11 MMcf per day due to the opening of KN Energy's Coal Seam Booster Compressor Station in the South Gillette Area. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibits are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

     99.1 Press Release, dated October 11, 1999.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PENNACO ENERGY, INC.



                         By:   /s/ Glen C. Warren, Jr.
                            ---------------------------------------------
                         Glen C. Warren, Jr.
                         Chief Financial Officer and Executive Vice President

Date: October 11, 1999

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